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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)

                     CHASE MANHATTAN AUTO OWNER TRUST 1997-A
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                      (Issue with respect to Certificates)

         Delaware                      333-7575              13-2633612
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)

             802 Delaware Avenue, Wilmington, Delaware            19801
             -----------------------------------------          ----------
              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

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Item 5.  Other Events:

         On 6/15/99, Chase Manhattan Auto Owner Trust 1997-A (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of February 28, 1997, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

         A copy of the Certificateholder Report for such Distribution Dates delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits       Description
                  ----------     -----------

                    20.1 Monthly Certificateholder's statement with respect to the June 15, 1999 distribution.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 30, 1999

                           By: THE CHASE MANHATTAN BANK,
                               USA, NATIONAL ASSOCIATION
                               as Servicer

                           By: /s/ Patricia Garvey
                           -----------------------
                           Name:    Patricia Garvey
                           Title:   Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.     Description
-----------     -----------
20.1            Certificateholder Reports dated 6/15/1999 delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of February 28, 1997.